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                                                                    Exhibit 23.2




                                     CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1998 included in the Visual Networks, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in or made a part of this registration statement filed on Form S-8.


                                                     ARTHUR ANDERSEN LLP


Washington, D.C.
May 11, 1998